UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    December 10, 2012

HARSCO CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-03970	23-1483991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania	17011
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (717) 763-7064

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 10, 2012, Harsco Corporation (the “Company”) announced the promotion of Robert G. Yocum to the position of Vice President and Treasurer, effective immediately. Since joining the Company in 1981, Mr. Yocum has held progressively responsible positions within the Company, having most recently served as the Company’s Assistant Treasurer since 2001. He takes over the Treasurer position previously held by Stephen J. Schnoor, who resigned as Senior Vice President, Chief Financial Officer and Treasurer of the Company effective November 16, 2012.

A copy of the press release, dated December 10, 2012, announcing Mr. Yocum’s promotion is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Press Release, dated December 10, 2012, issued by Harsco Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION

Date: December 10, 2012	By:	/s/ A. Verona Dorch
Name: A. Verona Dorch
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated December 10, 2012, issued by Harsco Corporation